UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2008

CORUS BANKSHARES, INC.
 (Exact name of registrant as specified in its charter)

Minnesota	0-06136	41-0823592
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3959 N. Lincoln Ave., Chicago, Illinois	60613
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (773) 832-3088

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03: Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 12, 2008, the Board of Directors of Corus Bankshares, Inc. (“Corus”) approved amendments to Corus’ bylaws contingent on shareholder approval of certain amendments to the Articles of Incorporation of Corus: an amendment to permit the bylaws to limit, restrict, or impose conditions on indemnification, an amendment to conform the voting mechanics in the Articles of Incorporation of Corus with the default provisions of Minnesota law, and an amendment to elect directors by a plurality of votes in the case of a contested election of directors. These amendments are described in detail in the proxy statement filed with the Securities and Exchange Commission on March 24, 2008. At the April 15, 2008 shareholder meeting, these amendments to the Articles of Incorporation of Corus were approved, and thus the foregoing bylaw amendments automatically became effective on April 15, 2008.

The amendments to the bylaws effected the following changes:

•
The amendment to Article IV changed the indemnification provisions for the officers of Corus’ subsidiary. Minnesota law provides for broad indemnification unless a company imposes limits, restrictions or conditions within its articles of incorporation or bylaws. The amendment to the bylaws denies eligibility for indemnification to officers of Corus’ subsidiary if the Board determines that their conduct was reckless or grossly negligent.

•
The amendment to Article I, Section 6 changed the voting mechanics of shareholder meetings to conform with the default provisions of Minnesota law. This bylaw amendment conforms the voting mechanics of the bylaws to the newly amended voting mechanics of the Articles of Incorporation of Corus.

•
The amendment to Article III, Section 3 added a director resignation policy to the bylaws. The bylaws now express the expectation of the Board that, if an incumbent director who has been nominated for reelection to the Board fails to receive the required vote for reelection, such director would tender his or her offer to resign from such position. Any such resignation is subject to acceptance by the Board.

A copy of a comparison of the prior bylaws to the newly amended bylaws is furnished herewith as Exhibit 3(ii) to this Current Report on Form 8-K and is incorporated herein by reference. Further details of the changes described herein and the various other minor changes made to the bylaws may be found in Exhibit 3(ii).

ITEM 9.01: Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3(ii)	A copy of the Bylaws of Corus Bankshares, Inc, with prior language of the bylaws struck through and the new language of the bylaws underlined.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORUS BANKSHARES, INC.
(Registrant)

April 21, 2008

By: /s/ Michael E. Dulberg
Michael E. Dulberg
Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer and duly authorized
Officer of Registrant)

EXHIBIT INDEX

Exhibit No.	Description

3(ii)	A copy of the Bylaws of Corus Bankshares, Inc, with prior language of the bylaws struck through and the new language of the bylaws underlined.